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                           COMMON STOCK

                              NUMBER

                      INCORPORATED UNDER THE
                   LAWS OF THE STATE OF DELAWARE

                              [LOGO]

                      HAMBRECHT & QUIST GROUP

                           COMMON STOCK

                              SHARES

                SEE REVERSE FOR CERTAIN DEFINITIONS

                         CUSIP 406545 10 3

                        THIS CERTIFIES THAT

                             SPECIMEN

                          IS THE OWNER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF
               THE COMMON STOCK (PAR VALUE $.01) OF

                      HAMBRECHT & QUIST GROUP

transferable on the books of the Corporation by the holder hereof in person or by any authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereof to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ Steven N. Machtinger      [SEAL]         /s/ Daniel H. Case III
SECRETARY                                    PRESIDENT


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT --_____Custodian______
TEN ENT -- as tenants by the entireties                     (Cust)       (Minor)
JT TEN  -- as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants                  Act_________________
           in common                                               (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ___________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------
|                                     |
- --------------------------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

                         ______________________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                         OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                         WHATEVER.

Signature(s) Guaranteed:


__________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.